UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

(May 15, 2023)

agilon health, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40332	37-1915147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450
Austin, Texas	78723
(Address of principal executive offices)	(Zip Code)

(562) 256-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AGL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 15, 2023, agilon health, inc. (the “Company”), CD&R Vector Holdings, L.P. and certain other selling stockholders (collectively, the “Selling Stockholders”) and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”) entered into an Underwriting Agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, 86,884,353 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). CD&R Vector Holdings, L.P. also granted the Underwriters a 30-day option to purchase up to an additional 7,726,955 shares of Common Stock, which option was exercised in full on May 16, 2023. The Company also agreed, subject to the completion of the offering, to purchase 9,614,806 shares of the Common Stock sold to the Underwriters at the same per share price paid by the Underwriters to the Selling Stockholders in the offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 1.1 to this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-271936).

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 15, 2023, among agilon health, inc., the selling stockholders named therein and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters name therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	agilon health, inc.

	By:	/s/ Timothy S. Bensley
	Name:	Timothy S. Bensley
	Title:	Chief Financial Officer